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                            HAMBRECHT & QUIST GROUP, INC.
                                   1996 EQUITY PLAN


SECTION 1.    ESTABLISHMENT AND PURPOSE.

    The purpose of the Plan is to offer the Employees, Directors and Consultants an opportunity to acquire a proprietary interest in the success of the Company and to increase such interest by purchasing Shares of the Company's Common Stock. Options granted under the Plan may include NSOs as well as ISOs intended to qualify under Section 422 of the Code. Contingent Equity Rights may also be granted under the Plan.

SECTION 2.    DEFINITIONS.

    (a) "Applicable Laws" shall mean the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Rights are, or will be, granted under the Plan.

    (b) "Board" shall mean the Company's Board of Directors, as constituted from time to time.

    (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (d)  "Committee" shall mean a committee of the Board, as described in
Section 3(a) hereof, or, if no such committee has been appointed, the Board.

    (e) "Company" shall mean Hambrecht & Quist Group, Inc., a Delaware corporation.

    (f) "Consultant" shall mean any person, including an advisor, engaged by the Company or a Subsidiary to render services and who is compensated for such services. The term shall also include any Director, whether or not compensated for his or her services as a Director.

    (g) "Contingent Equity Right" shall mean the cash-denominated bonus amount that is earned by an Employee over a given six-month bonus period and that is paid in Restricted Stock pursuant to Section 9.

    (h)  "Director" shall mean a member of the Board.

    (i) "Employee" shall mean any individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or a Subsidiary. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

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    (j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (k) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

    (l) "Fair Market Value" shall mean, as of any date, the value of the Stock determined as follows:

             (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable.

            (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable.

           (iii) In the absence of an established market for the Stock, its Fair Market Value shall be determined in good faith by the Committee.

    (m) "ISO" shall mean an incentive stock option described in Section 422 of the Code.

    (n)  "NSO" shall mean an Option not intended to qualify as an ISO.

    (o) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (p)  "Option" shall mean an ISO or NSO granted under the Plan.

    (q)  "Optionee" shall mean an individual who holds an Option.

    (r)  "Plan" shall mean this Hambrecht & Quist Group, Inc. 1996 Stock Plan.

    (s) "Restricted Stock" shall mean shares of Common Stock granted under a Contingent Equity Right and subject to a repurchase right of the Company as specified in the Restricted Stock Agreement.

    (t) "Restricted Stock Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock granted under a Contingent Equity Right.


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    (u)  "Right" means a Contingent Equity Right.

    (v) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (w)  "Section 16(b)" shall mean Section 16(b) of the Exchange Act.

    (x) "Service" shall mean service as an Employee, Consultant or Director of the Company or a Subsidiary.

    (y)  "Share" shall mean a share of Stock, as adjusted in accordance with
Section 10 hereof.

    (z)  "Stock" shall mean the Common Stock of the Company.

    (aa) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    (bb) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    (cc) "Test Rate" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.

SECTION 3.      ADMINISTRATION.

    (a)  Procedure.

             (i) If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

            (ii) With respect to Options and Rights granted to Employees and Consultants who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plan under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 related to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated


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capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all member of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

           (iii) With respect to Options and Rights granted to Employees and Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

    (b) Committee Procedures. The Board shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee.

    (c) Committee Responsibilities. Subject to the provisions of the Plan and any directions of the Board, the Committee shall have full authority and discretion to take the following actions:

             (i)   To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

           (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv) To determine when Options and Rights are to be granted under the Plan;

             (v) To select the Optionees and the Employees to whom Rights are to be granted;

            (vi) To determine the number of Shares to be made subject to each Option and Right;

           (vii) To prescribe the terms and conditions of each Option and Right, including (without limitation) the Exercise Price, to determine whether any Option is to be classified as an ISO or as a NSO, and to specify the provisions of the Stock Option Agreement or Restricted Stock Agreement relating to such Option or Right;


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          (viii)   To amend any outstanding Stock Option Agreement or
Restricted Stock Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement; and

            (ix) To take any other actions deemed necessary or advisable for the administration of the Plan.

    All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and on all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option or Right.

SECTION 4.      ELIGIBILITY.

    (a) General Rule. Only Employees (including Officers and Directors of the Company who are also Employees) shall be eligible for grants of ISOs and Rights; all Employees, Consultants and Directors of the Company or a Subsidiary shall be eligible for grants of NSOs.

    (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price under such Option is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

    (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

    (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding options held by the Optionee or by any other person.

    (e) Limitations. The following limitations shall apply to grants of Options to Employees:

             (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.


                                         -5-

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            (ii)   In connection with his or her initial employment, an
Employee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

           (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 10.

            (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 10), the canceled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

SECTION 5.      STOCK SUBJECT TO PLAN.

    (a) Basic Limitation. The aggregate number of Shares which may be issued under the Plan shall not exceed 3,000,000 Shares, subject to adjustment pursuant to Section 10 hereof. The number of Shares that may be issued upon exercise of Options shall not exceed 1,000,000 Shares, subject to adjustment as above. The number of Shares that may be issued upon exercise of Rights shall not exceed 2,000,000 Shares, subject to adjustment as above. The number of Shares which are subject to Options and Rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance upon exercise of Options and Rights, respectively, under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

    (b) Additional Shares. In the event that any outstanding Option for any reason expires is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event that Restricted Stock is forfeited to the Company, such Shares shall again be available for grant under the Plan.

SECTION 6.      TERMS AND CONDITIONS OF OPTIONS.

    (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

    (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10 hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a NSO.


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    (c)  Exercise Price.  Each Stock Option Agreement shall specify the
Exercise Price. The Exercise Price shall not be less than 85 percent of the Fair Market Value, in the case of an NSO, or 100 percent of the Fair Market Value, in the case of an ISO, of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in accordance with Section 7 hereof.

    (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any Federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any Federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

    (e) Exercisability and Term. Each Option shall be exercisable at such times and under such conditions as specified in the Stock Option Agreement. Options held by an Officer, Director or Consultant may be subject to additional or greater restrictions. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed ten years from the date of grant, except as otherwise provided in Section 4(b) hereof.

    (f) Nontransferability. During an Optionee's lifetime, his or her Option(s) shall be exercisable only by the Optionee and shall not be transferable. In the event of an Optionee's death, his or her Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

    (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then his or her Option(s) shall expire on the earliest of the following occasions:

             (i) The expiration date determined pursuant to Subsection (e) above;

            (ii) The date three months after the termination of the Optionee's Service (other than upon a discharge for Cause (defined below) or because the Optionee is disabled);

           (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for Cause; or

            (iv) The date six months after the termination of the Optionee's service because the Optionee is disabled.

    "Cause" shall mean (i) gross negligence by the Optionee in the performance of his or her duties; (ii) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company; (iii) conviction of a felony or any crime involving moral turpitude; or (iv) willful and


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continuing failure by the Optionee to comply with any policy of the Company which is applicable to Employees of the Company.

    The Optionee may exercise all or part of his or her Option(s) to the extent exercisable on the date of termination at any time before the expiration of such Option(s) under this subsection (g). The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of his or her Option(s), all or part of such Option(s) may be exercised (prior to expiration) to the extent exercisable on the date of termination by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance.

    (h) Leave of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

    (i) Death of Optionee. If an Optionee dies while he or she is in Service, then his or her Option(s) shall expire on the earlier of the following dates:

             (i) The expiration date determined pursuant to Subsection (e) above; or

            (ii)   The date six months after the Optionee's death.

    All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his or her death.

    (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date when such stock certificate is issued, except as provided in Section 10 hereof.

    (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.


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

    (l) Restrictions on Transfer of Shares. Subject to the limitations of applicable state and federal securities law, any Shares issued upon exercise of any Option shall, in addition to federal and state securities laws restrictions, be subject to such special rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general transfer restrictions that may apply to all holders of Shares and that may be permitted under applicable state and federal securities law.

    (m) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash an Option previously granted, or authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish. Any such buy-out offer or cash-out election made with respect to Options granted or held by persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 of the Exchange Act.

    (n) Rule16b-3. Options granted to individuals subject to Section 16 of the Exchange Act must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 to the Exchange Act with respect to Plan transactions.

SECTION 7.      PAYMENT FOR SHARES.

    (a) General Rule. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an ISO, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of
(i) cash; (ii) check; (iii) surrender of stock as described in Subsection (b) below; (iv) promissory note as described in Subsection (c) below; (v) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (vii) any combination of the foregoing methods of payment; or (viii) any other means by which the Committee, in its sole discretion, determines both to provide legal consideration for the Shares and to be consistent with the purposes of the Plan.

    (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made with Shares which have already been owned by the Optionee for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

    (c) Promissory Notes. To the extent that this Subsection (c) is applicable, payment may be made with a limited-recourse promissory note executed by the Optionee. Such note shall bear interest at a rate not less than the applicable Test Rate. Subject to the preceding sentence, the Committee (at is sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note. The Committee may require that the Optionee pledge his or


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her Shares to the Company for the purpose of securing the payment of such note, and the committee may require that the certificate(s) representing such Shares be held in escrow in order to perfect the Company's security interest.

SECTION 8.      LIMITATION ON ANNUAL ISO AWARDS.

    To the extent that the aggregate Fair Market Value (determined as of the date when an Option is granted) of the stock for which any ISO first becomes exercisable in any calendar year under this Plan and under all other plans maintained by the Company or its Subsidiaries exceeds $100,000, such excess Shares shall be treated as having been granted subject to an NSO.

SECTION 9.      CONTINGENT EQUITY RIGHTS.

    (a) General. The Company's 1996 Bonus Plan provides that, if the amount of an Employee's compensation for a given six-month period exceeds $100,000, 80% of the amount of such Employee's bonus (the "Bonus Amount") for such six-month period shall be paid in cash. The remaining 20% may, at the election of the Employee and subject to the consent of the Committee, be paid either in cash, subject to the terms of the 1996 Bonus Plan, or in the form of a Contingent Equity Right granted under this Plan.

    (b) Form of Payment. Each Contingent Equity Right shall be paid in the form of Restricted Stock. The number of Shares shall be determined by dividing the cash-denominated value of 20% of the Bonus Amount by 90% of the Fair Market Value of a Share on the date of grant of the Right, rounded up to the nearest whole Share. The payment of the Restricted Stock shall be evidenced by a Notice of Award of Restricted Stock that, together with a Restricted Stock Agreement, shall specify the applicable vesting restrictions, the amount of Restricted Stock awarded, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

    (c) Termination of Employment. In the event a Participant's status as an Employee of the Company terminates for any or no reason, any unvested Restricted Stock previously awarded to the Participant shall be forfeited to the Company without consideration to the Participant.

    (d)  Rule 16b-3.  Contingent Equity Rights granted to persons subject to
Section 16(b), and Shares granted to persons in connection with such Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3.

    (e) Other Provisions. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock Agreements need not be the same with respect to each purchaser.

    (f) Rights as a Stockholder. Once Restricted Stock is granted to an Employee pursuant to a Contingent Equity Right, such Employee shall have rights equivalent to those of a stockholder and shall be a stockholder when the grant is entered upon the records of the duly authorized transfer


                                         -10-

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agent of the Company.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is granted, except as provided in Section 10 of the Plan.

    (g) Non-Transferability of Rights. Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

SECTION 10.     ADJUSTMENT OF SHARES.

    (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Stock covered by each outstanding Option and Right, and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option or Right.

    (b)  Dissolution or Liquidation.   In the event of the proposed dissolution
or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to some or all of the Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Right shall lapse as to some or all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent not previously exercised, Options and Rights shall terminate immediately prior to the consummation of such proposed action.

    (c) Change of Control. In the event of a Change of Control (as defined below) of the Company, outstanding Options may be assumed or equivalent options substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for an Option, such Option shall thereupon become vested to the extent that it would otherwise have been vested twelve months after the date of the Change of Control, assuming the continued employment or consulting relationship of the Optionee with the Company. In such event, the Committee shall notify the Optionee that such Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and such Option shall terminate upon the expiration of such period.

         In addition, in such event any shares granted under a Right shall automatically become vested to such extent, assuming the continued employment of the Employee with the Company.

         For purposes of this Section 10(c), an Option shall be considered assumed if, following the Change of Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Stock for each Share held on the effective date of the Change of Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent corporation, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent corporation equal in fair market value to the per share consideration received by holders of Stock in the Change of Control.

         For purposes of this Section 10(c), a "Change of Control" of the Company shall be deemed to occur upon any of the following: (i) a merger or other reorganization in which the stockholders of the Company immediately prior to such transaction do not hold directly or indirectly at least 50% of the voting power of the surviving entity or the parent corporation of the surviving entity immediately following such merger or other reorganization; or (ii) the sale of all or substantially all of the Company's assets.

SECTION 11.     LEGAL REQUIREMENTS.

    Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 12.     NO EMPLOYMENT RIGHTS.

    No provision of the Plan, nor any Option or Right granted under the Plan, shall be construed to give any person any right to remain an Employee, Director, Consultant or stockholder. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time, with or without cause.


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

SECTION 13.     DURATION AND AMENDMENTS.

    (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the effective date of its adoption by the Board, subject to the approval of the Company's stockholders. The Plan shall terminate automatically ten years after its effective date, and may be terminated on any earlier date pursuant to Subsection (b) below.

    (b) Stockholder Approval. The Board may at any time amend, alter, suspend or terminate the Plan. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

    (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option or Right granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously granted or sold, or any Option or Right previously granted under the Plan.

SECTION 14.     USE OF PROCEEDS.

    All cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.


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